UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2015

Wells Fargo Commercial Mortgage Trust 2015-NXS3
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Natixis Real Estate Capital LLC
Wells Fargo Bank, National Association
Silverpeak Real Estate Finance LLC
National Cooperative Bank, N.A.
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01. Other Events.

On or about October 13, 2015, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2015-NXS3 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class B, Class C and Class PEX Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-FG, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about October 13, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of fifty-six (56) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 25, 2015, between the Registrant and Natixis; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 25, 2015, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 25, 2015, between the Registrant and Silverpeak; and certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 25, 2015.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC, pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 25, 2015, between the Registrant, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC, pursuant to a Certificate Purchase Agreement, dated as of September 25, 2015, between the Registrant, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 29, 2015, supplementing the Prospectus dated August 3, 2015, each as filed with the Securities and Exchange Commission.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1 was issued by Citigroup Commercial Mortgage Trust 2015- P1, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015

(the “CGCMT 2015-P1 Pooling and Servicing Agreement”) between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as custodian. Pursuant to the Pooling and Servicing Agreement, the Hilton Nashville Loan Combination is a Non-Serviced Loan Combination, the Hilton Nashville Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the Hilton Nashville Loan Combination is governed by the CGCMT 2015-P1 Pooling and Servicing Agreement and the Hilton Nashville Co-Lender Agreement (as defined below). The CGCMT 2015-P1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled MAD 2015-11MD Mortgage Trust Commercial Mortgage Pass-Through Certificates, was issued by MAD 2015-11MD Mortgage Trust, pursuant to a Trust and Servicing Agreement, dated as of September 6, 2015 (the “MAD 2015-11MD Trust and Servicing Agreement”) between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. Pursuant to the Pooling and Servicing Agreement, the 11 Madison Avenue Loan Combination is a Non-Serviced Loan Combination, the 11 Madison Avenue Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the 11 Madison Avenue Loan Combination is governed by the MAD 2015-11MD Trust and Servicing Agreement and the 11 Madison Avenue Co-Lender Agreement (as defined below). The MAD 2015-11MD Trust and Servicing Agreement is attached hereto as Exhibit 99.6.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-NXS2, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2 was issued by Wells Fargo Commercial Mortgage Trust 2015-NXS2, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2015 (the “WFCM 2015-NSX2 Pooling and Servicing Agreement”) between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Pursuant to the Pooling and Servicing Agreement, the Cooper’s Crossing Loan Combination is a Non-Serviced Loan Combination, the Cooper’s Crossing Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the Cooper’s Crossing Loan Combination is governed by the WFCM 2015-NXS2 Pooling and Servicing Agreement and the Cooper’s Crossing Co-Lender Agreement (as defined below). The WFCM 2015-NXS2 Pooling and Servicing Agreement is attached hereto as Exhibit 99.7.

The initial holders of the promissory notes evidencing the One Court Square Loan Combination (the “One Court Square Noteholders”) have entered into a co-lender agreement, dated as of October 13, 2015 (the “One Court Square Co-Lender Agreement”), between the One Court Square Noteholders, which sets forth the respective rights of each One Court Square Noteholder. The One Court Square Co-Lender Agreement is attached hereto as Exhibit 99.8.

The initial holders of the promissory notes evidencing the Yosemite Resorts Loan Combination (the “Yosemite Resorts Noteholders”) have entered into a co-lender agreement, dated as of October 13, 2015 (the “Yosemite Resorts Co-Lender Agreement”), between the Yosemite Resorts Noteholders, which sets forth the respective rights of each Yosemite Resorts Noteholder. The Yosemite Resorts Co-Lender Agreement is attached hereto as Exhibit 99.9.

The initial holders of the promissory notes evidencing the Hilton Nashville Loan Combination (the “Hilton Nashville Noteholders”) have entered into an agreement between note holders, dated as of July 22, 2015 (the “Hilton Nashville Co-Lender Agreement”), between the Hilton Nashville Noteholders, which sets forth the respective rights of each Hilton Nashville Noteholder. The Hilton Nashville Co-Lender Agreement is attached hereto as Exhibit 99.10.

The initial holders of the promissory notes evidencing the 11 Madison Avenue Loan Combination (the “11 Madison Avenue Noteholders”) have entered into a co-lender agreement, dated as of September 6, 2015 (the “11 Madison Avenue Co-Lender Agreement”), between the 11 Madison Avenue Noteholders, which sets forth the respective rights of each 11 Madison Avenue Noteholder. The 11 Madison Avenue Co-Lender Agreement is attached hereto as Exhibit 99.11.

The initial holders of the promissory notes evidencing the Cooper’s Crossing Loan Combination (the “11 Cooper’s Crossing Noteholders”) have entered into an agreement between note holders, dated as of June 17, 2015 (the “11 Cooper’s Crossing Co-Lender Agreement”), between the Cooper’s Crossing Noteholders, which sets forth the respective rights of each Cooper’s Crossing Noteholder. The Cooper’s Crossing Co-Lender Agreement is attached hereto as Exhibit 99.12.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
1.1	Underwriting Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.5	Pooling and Servicing Agreement, dated as of August 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee and Wells Fargo Bank, National Association, as custodian, relating to Citigroup Commercial Mortgage Trust 2015-P1.

99.6	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, relating to MAD 2015-11MD Mortgage Trust.

99.7	Pooling and Servicing Agreement, dated as of July 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington

Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-NXS2.

99.8	Co-Lender Agreement, dated as of October 13, 2015, between Natixis Real Estate Capital LLC, as the initial note A-1 holder, Natixis Real Estate Capital LLC, as the initial note A-2 holder, Natixis Real Estate Capital LLC, as the initial note A-3 holder, and Natixis Real Estate Capital LLC, as the initial note A-4 holder, relating to the One Court Square Loan Combination.

99.9	Co-Lender Agreement, dated as of October 13, 2015, between Natixis Real Estate Capital LLC, as the initial note A-1 holder, and Natixis Real Estate Capital LLC, as the initial note A-2 holder, relating to the Yosemite Resorts Loan Combination.

99.10	Agreement Between Note Holders, dated as of July 22, 2015, between Wells Fargo Bank, National Association, as the initial note A-1 holder, and Wells Fargo Bank, National Association, as the initial note A-2 holder, relating to the Hilton Nashville Loan Combination.

99.11	Co-Lender Agreement, dated as of September 6, 2015, between German American Capital Corporation, as the initial note A-1 holder, Morgan Stanley Bank, N.A., as the initial note A-2 holder, Wells Fargo Bank, National Association, as the initial note A-3 holder, German American Capital Corporation, as the initial note B-1 holder, Morgan Stanley Bank, N.A., as the initial note B-2 holder, and Wells Fargo Bank, National Association, as the initial note B-3 holder, relating to the 11 Madison Avenue Loan Combination.

99.12	Agreement Between Note Holders, dated as of June 17, 2015, between SPREF WH II LLC, as the initial note A-1 holder, and SPREF WH II LLC, as the initial note A-2 holder, relating to the Cooper’s Crossing Loan Combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By: /s/ Matthew Orrino
Name: Matthew Orrino
Title: Director

Dated: October 13, 2015

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of September 25, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.5	Pooling and Servicing Agreement, dated as of August 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee and Wells Fargo Bank, National Association, as custodian, relating to Citigroup Commercial Mortgage Trust 2015-P1.

99.6	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, relating to MAD 2015-11MD Mortgage Trust.

99.7	Pooling and Servicing Agreement, dated as of July 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-NXS2.

99.8	Co-Lender Agreement, dated as of October 13, 2015, between Natixis Real Estate Capital LLC, as the initial note A-1 holder, Natixis Real Estate Capital LLC, as the initial note A-2 holder, Natixis Real Estate Capital LLC, as the initial note A-3 holder and Natixis Real Estate Capital LLC, as the initial note A-4 holder, relating to the One Court Square Loan Combination.

99.9	Co-Lender Agreement, dated as of October 13, 2015, between Natixis Real Estate Capital LLC, as the initial note A-1 holder and Natixis Real Estate Capital LLC, as the initial note A-2 holder, relating to the Yosemite Resorts Loan Combination.

99.10	Agreement Between Note Holders, dated as of July 22, 2015, between Wells Fargo Bank, National Association, as the initial note A-1 holder and Wells Fargo Bank, National Association, as the initial note A-2 holder, relating to the Hilton Nashville Loan Combination.

99.11	Co-Lender Agreement, dated as of September 6, 2015, between German American Capital Corporation, as the initial note A-1 holder, Morgan Stanley Bank, N.A., as the initial note A-2 holder, Wells Fargo Bank, National Association, as the initial note A-3 holder, German American Capital Corporation, as the initial note B-1 holder, Morgan Stanley Bank, N.A., as the initial note B-2 holder, and Wells Fargo Bank, National Association, as the initial note B-3 holder, relating to the 11 Madison Avenue Loan Combination.

99.12	Agreement Between Note Holders, dated as of June 17, 2015, between SPREF WH II LLC, as the initial note A-1 holder, and SPREF WH II LLC, as the initial note A-2 holder, relating to the Cooper’s Crossing Loan Combination.